Crane Clean Energy Center – Meeting the Country’s Needs for Clean and Reliable Generation September 20, 2024

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. The factors that could cause actual results to differ materially from the forward-looking statements made by Constellation Energy Corporation and Constellation Energy Generation, LLC, (the Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants’ combined 2023 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants’ Second Quarter 2024 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 13, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. Non-GAAP Financial Measures The Registrants report their financial results in accordance with accounting principles generally accepted in the United States (GAAP). Constellation supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings (and/or its per share equivalent) exclude certain costs, expenses, gains and losses and other specified items, including mark-to-market adjustments from economic hedging activities and fair value adjustments related to gas imbalances and equity investments, decommissioning related activity, asset impairments, certain amounts associated with plant retirements and divestitures, pension and other post-employment benefits (OPEB) non-service credits, separation related costs and other items • Free cash flows before growth (FCFbG) is adjusted cash flows from operations less capital expenditures under GAAP for maintenance and nuclear fuel, non-recurring capital expenditures related to separation and Enterprise Resource Planning (ERP) system implementation, changes in collateral, net merger and acquisitions, and equity investments and other items as set forth in the Appendix Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be available, as management is unable to project all of these items for future periods This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Constellation’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations of similarly titled financial measures. Constellation has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation. Cautionary Statements Regarding Forward-Looking Information 2

Constellation has reached a long-term agreement with worldwide sustainability leader, Microsoft, to bring Crane Clean Energy Center online in 2028 Constellation Adding 835 MWs of New Clean, Reliable Nuclear Power to PJM 3 Adds 835 MWs of the most valuable commodity in the world: clean, firm, reliable energy 20-year fixed-price off-take agreement for plant’s full output Online in 2028, and plan to run until at least 2054 Demonstrates the power of competitive markets – 100% funded by Constellation and Microsoft and not captive monopoly utility ratepayers Committing $1M to the community to support work force development and other needs (1) Brattle: Economic Impacts of Establishing the Crane Clean Energy Center (www.pabuildingtrades.org/ccec) Increases Constellation’s base earnings per share growth rate from at least 10% to at least 13% annually from 2024 to 2030 Creates more than 3,400 jobs, including 600 permanent jobs at the plant (1) $16B in PA state GDP and $3.6B of estimated tax revenues (1) Provides 7 million MWhs of new, reliable supply annually Strong support at the local, state, and Federal levels

Constellation's Strategic Planning Achieved a One-Year Head Start

Progress to Date

- ✓ Steam generator, main generator, and main power transformer inspections complete
- ✓ Training and simulator building restoration complete
- ✓ Simulator restoration has commenced
- ✓ Developing restoration plan and detailed schedule
- ✓ Began procurement of main power transformer and critical long-lead materials
- ✓ Began fuel procurement process
- ✓ Developed pathway for restoring environmental permits, NRC operating authority, and PJM interconnection
- ✓ Developed staffing plan
- ✓ Developed plant reliability approach

Major Future Activities

- **Conduct inspections, testing and restoration**
- **Main power transformer installation**
- **Hiring, training and certification**
- **NRC operating authority and PJM interconnection processes**

4

Constellation

Increases base earnings per share growth rate from at least 10% to at least 13% annually from 2024-2030 Exceeds double-digit unlevered return threshold Approximately $1.6 billion capex will be deployed Paves the way for future strategic partnerships Meets eligibility criteria for 45Y clean energy production tax credit Delivering on Our Commitments to Create Shareholder Value 5 $75 $350 $625 $425 $125 2024 2025 2026 2027 2028 Crane CapEx by Year ($M)

Approximately $1.8 Billion of Capital Still to be Allocated in 2024-2025 6 Note: Items may not sum due to rounding. (1) Beginning Cash Available reflects excess cash balance above minimum targets as of December 31, 2023 (2) Available Cash is a midpoint of a range based on December 31, 2023, market prices (3) As of June 30, 2024 $5.7 - $6.1 $0.1 2024 - 2025 Available Cash (2) ($0.9) ($0.4) Identified Growth ($0.9) Dividend ($1.0) ($1.0) Authorized Share Repurchases $1.6 - $2.0 Capital Available to be Allocated FCFbG* Beginning Cash Available (1) $5.8 - $6.2 ($B) Deployed through June 30, 2024 Remaining authorization (3) Growth identified at Business and Earnings Outlook in February 2024 CapEx expected to be deployed for Crane in 2024-2025

NRC Approval and PJM Interconnection Timeline 7 Fall 2024 – Fall 2027 Restoration activities, NRC inspections and restart approval Fall 2024 – Fall 2026 NRC review of licensing package to restore operating authority Late Summer 2024 Begin process for NRC approval Dec 2024 Dec 2025 Dec 2026 Dec 2027 Early 2026 – Early 2028 PJM interconnection study process Spring 2028 Anticipated interconnection approval by FERC to allow sync to grid 2028 Expected Crane restart Post Restart File for subsequent license renewal Nuclear Regulatory Commission (NRC) PJM Interconnection Process Winter 2025 Submit interconnection application 18-24 month process to receive NRC approval to restore the plant’s operating authority

Constellation – Our Assets Are Unmatched 8 Visible, Double-Digit Long-Term Base EPS Growth Backed by the Nuclear Production Tax Credit (PTC) Best and Largest Operator of Clean, Long-Lived, 24/7 Nuclear Plants Uniquely Positioned to Support Economic Growth and Electric System Reliability Growing Product Opportunities Through Leading Customer Platform 187M MWhs of Clean Electricity Will Benefit from Higher Prices and Attribute Payments Strong Free Cash Flows and High Investment Grade Balance Sheet

Appendix Reconciliation of Non-GAAP Measures 9

Reconciliation of Projected Free Cash Before Growth (FCFbG) 10 2024 - 2025Projected Free Cash Flow before Growth* ($M) $11,850 - $12,250Adjusted Cash from Operations* (1) ($4,175)Baseline and Nuclear Fuel Capital Expenditures ($550)Reinvestment in Nuclear Decommissioning Trust Funds (2) ($1,400)Collateral activity ($25)Other Net Investing Activities $5,700 - $6,100Projected Free Cash Flow before Growth* Note: As of February 2024 Business and Earning Outlook call. All amounts rounded to the nearest $25M. Items may not sum due to rounding. (1) Includes Collection of Deferred Purchase Price (DPP) related to the revolving accounts receivable arrangement, which is presented in cash flows from investing activities for GAAP. Cash flows from collection of DPP are not forecasted. (2) Reflects reinvestment of proceeds from nuclear decommissioning trust funds that are presented in Adjusted Cash Flows from Operations*. Impact is cash flow neutral.

11 Contact Information InvestorRelations@constellation.com Links Events and Presentations ESG Resources Reports & SEC Filings Constellation Sustainability Report ESG Investor Presentation Nuclear 101